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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 20, 2004

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-23377                13-3699013
----------------------------        ------------        ----------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)        Identification Number)



       10 Rockefeller Plaza, Suite 1015, New York, New York     10020-1903
       ----------------------------------------------------     ----------
             (Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------



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ITEM 9. REGULATION FD DISCLOSURE

On January 20, 2004, the registrant issued an earnings release related to its quarterly period ended December 31, 2003 and the text of that announcement is, as required by Item 12 of Form 8-K, attached hereto as Exhibit 99.1.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 INTERVEST BANCSHARES CORPORATION



Date: January 20, 2004           By:  /s/ Lowell S. Dansker
                                      -------------------------
                                      LOWELL S. DANSKER,
                                      VICE CHAIRMAN, PRESIDENT AND TREASURER
                                      (PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
                                      FINANCIAL OFFICER)




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                                INDEX TO EXHIBITS


     Exhibit No.       Description
     -----------       -----------

     99.1              Press Release dated January 20, 2004





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